UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 18, 2011

CORNERSTONE HEALTHCARE PLUS REIT, INC.
(Exact name of registrant as specified in its charter)

MARYLAND	000-53969	20-5721212
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1920 Main Street, Suite 400
Irvine, California 92614
(Address of principal executive offices)

(949) 852-1007
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

TABLE OF CONTENTS

Item 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Item 8.01.	OTHER EVENTS

Item 1.01.	Entry into a Material Definitive Agreement.

Officer and Director Indemnification Agreements

General Provision and Standards for Indemnification

On October 21, 2011, Cornerstone Healthcare Plus REIT, Inc. (the “Company”) entered into Indemnification Agreements (the “Agreements”) with each of the members of its Board of Directors (the “Board”) and Sharon Kaiser, its sole executive officer (the “Officer”) (together the Board and the Officer are referred to as the “Indemnitees”).

The Company has agreed to indemnify and advance certain expenses to the Indemnitees as provided for in the Agreements and as otherwise permitted by Maryland law in effect on the date of the Agreements. The Company has agreed to indemnify the Indemnitees against all judgments, penalties, fines and amounts paid in settlement and all expenses actually and reasonably incurred by her or on her behalf in connection with any proceeding unless it is established by clear and convincing evidence that (a) the act or omission of the Indemnitee was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the Indemnitee actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that its conduct was unlawful.

Limitations on Indemnification

The Company will not indemnify an Indemnitee for any loss or liability unless all of the following conditions are met:  (i) the Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Company; (ii) the Indemnitee was acting on behalf of or performing services for the Company; (iii) with respect to the Board, such loss or liability was not the result of gross negligence or willful misconduct and with respect to the Officer, such loss or liability was not the result of negligence or misconduct; and (iv) such indemnification is recoverable only out of the Company’s net assets and not from the Company’s stockholders.

Furthermore, the Company will not indemnify the Indemnitee:

•
for any loss or liability arising from an alleged violation of federal or state securities laws unless one or more of the following conditions are met:  (i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for violations of securities laws;

•	if the proceeding was one by or in the right of the Company and the Indemnitee is adjudged to be liable to the Company;

•
if the Indemnitee is adjudged to be liable on the basis that personal benefit was improperly received in any proceeding charging improper personal benefit to either, whether or not involving action in the their corporate status;

The Company will not indemnify or advance expenses if a proceeding was brought by an Indemnitee, unless:  (i) the proceeding was brought to enforce indemnification under the Agreement, and then only with certain limitations, or (ii) the Company’s charter or bylaws, a resolution of the stockholders entitled to vote generally in the election of the Board of Directors, or an agreement approved by the Board of Directors to which the Company is a party, expressly provides otherwise.

Advance of Expenses

If an Indemnitee is, or is threatened to be, made a party to any proceeding, the Company will, without requiring a preliminary determination of her ultimate entitlement to indemnification, advance all reasonable expenses incurred by or on behalf of her in connection with certain proceedings and which relates to acts or omissions with respect to the performance of duties or services on behalf of the Company. Such advance or advances will be made within ten days after the receipt by the Company of a statement or statements requesting such advance or advances from time to time, whether prior to or after final disposition of such proceeding and may be in the form of, in the reasonable discretion of the Indemnitee (but without duplication). Such statement or statements will reasonably evidence the expenses incurred by the Indemnitee and will include or be preceded or accompanied by a written affirmation by her of her good faith belief that the standard of conduct necessary for indemnification by the Company has been met and a written undertaking by or on behalf of the Indemnitee.

Determination of Entitlement to Indemnification

The Indemnitee will submit to the Company a written request with such documentation and information necessary to determine whether and to what extent she is entitled to indemnification. The officer of the Company receiving any request will promptly advise the Board of Directors in writing that the Indemnitee has requested indemnification. Upon written request for indemnification, a determination will promptly be made in the specific case. If it is so determined that the Indemnitee is entitled to indemnification, payment to her will be made within ten days after such determination. Any expenses incurred by the Indemnitee in so cooperating with the person, persons or entity making such determination will be borne by the Company. The Company will pay the reasonable fees and expenses of independent counsel, if one is appointed.

Duration of Agreement

The Agreements will continue until and terminate on the later of (i) the date that the Indemnitee has ceased to serve as a director, officer, employee or agent of the Company or as a director, trustee, officer, partner, manager, managing member, fiduciary, employee or agent of any other corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise that she is or was serving in such capacity at the request of the Company and (ii) the date that the Indemnitee is no longer subject to any actual or possible proceeding.

The indemnification and advance of expenses provided by, or granted pursuant to, the Agreements will be binding upon and be enforceable by the parties and their respective successors and assigns, will continue as to an Indemnitee who has ceased to be a director, officer, employee or agent of the Company or a director, trustee, officer, partner, manager, managing member, fiduciary, employee or agent of any other corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise that she is or was serving in such capacity at the request of the Company, and will inure to the benefit of the Indemnitee and the Indemnitee’s spouse, assigns, heirs, devisees, executors and administrators and other legal representatives.

The foregoing description of the Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreements, which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2011.

Item 8.01.	Other Events

Attached hereto as Exhibit 99.1 is a communication that Cornerstone Healthcare Plus REIT, Inc. is sending to its security holders.

(d) Exhibits

      99.1     Communication to security holders dated October 18, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNERSTONE HEALTHCARE PLUS REIT, INC.

Dated: October 21, 2011	By:	/s/ Sharon C. Kaiser
Sharon C. Kaiser,
President and Chief Financial Officer